SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25707

Date of Report: November 2, 2006

THE BRALORNE MINING COMPANY
(Exact name of registrant as specified in its charter)

Nevada	91-1948355
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2 Datun Road #8010, Chaoyang District, Beijing, P.R. China	100101
(Address of principal executive offices)	(Zip Code)

86-10-64960169
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition Assets

Item 3.02

Unregistered Sales of Equity Securities

Item 5.01

Changes in Control of Registrant

Item 5.02

Election of Director

Item 5.06

Change in Shell Company Status

On November 2, 2006 The Bralorne Mining Company acquired all of the outstanding capital stock of Gold Profit (Asia) Group Limited (“Gold Profit”).  Gold Profit was recently incorporated as a Business Company under the laws of the British Virgin Islands.  Gold Profit is a holding company that owns 100% of the registered capital of Beijing Quan Tong Chang Information Service Limited (“Beijing QTC”), a corporation organized under the laws of The People’s Republic of China.  Beijing QTC is engaged in the business of distributing telephone services through public pay phones and is also in the business of developing Internet phone solutions for commercial customers.  All of Beijing QTC’s business is currently in China.  In 2007, however, Beijing QTC will add international call forwarding to its lines of business, in order to take advantage of the recent dramatic increases in business and tourist travel by residents of China.

In connection with the closing of the acquisition (the “Share Exchange”) on November 2, 2006, the following took place:

•

Bralorne Mining issued 40,000,000 shares of common stock to Guan Da Wei, the sole shareholder of Gold Profit in exchange for ownership of Gold Profit.

•

The Board of Directors of Bralorne Mining elected Guan Da Wei to serve as a member of the Board.

New Management

After implementing the change in management that accompanied the Share Exchange, the executive officers and directors of Bralorne Mining are:

Name	Age	Position with the Company	Director Since
Zhang Feng Ming	73	Director, Chief Executive Officer,	2006
		Chief Financial Officer
Ma Xin Guo	67	Director	2006
Guan Da We	43	Director	2006

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Zhang Feng Ming.  Professor Zhang retired from his university position in 1994, and has been engaged exclusively with his personal affairs since then.  From 1983 until 1994, Professor Zhang was Professor and Dean of Studies at the Zhengzhou College of Coal Field Geology.

Professor Zhang graduated in 1959 from the Chang Chun Geological College with a degree in hydrogeology and geological engineering.

Ma Xin Guo.  Mr. Ma retired from his career as an engineer in 1991, and has been engaged exclusively with his personal affairs since then.  From 1959 until 1991 Mr. Ma was employed as a research engineer by the QingHai Province Office of Constructive Prospecting Design.  Mr. Ma graduated in 1958 from the SiChuan ChengDu JianGong College with a degree in geological prospecting and engineering.

Guan Da Wei.  Since June 2006, Mr. Guan has been employed as Chairman of Gold Profit (Asia) Group Limited.  From 1997 until June 2006, Mr. Guan was employed as Chief Executive Officer of Beijing Tuoke Technology Development Ltd., a company organized and owned by Mr. Guan.  Mr. Guan is a graduate of the Beijing University of Chinese Medicine.

Principal Shareholders

Upon completion of the Share Exchange, there were 51,040,050 shares of Bralorne Mining common stock issued and outstanding.  The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•

each shareholder known by us to own beneficially more than 5% of our common stock;

•

Zhang Feng Ming, our Chief Executive Officer

•

each of our directors; and

•

all directors and executive officers as a group.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares,  subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

	Amount and
	Nature of
Name and Address	Beneficial	Percentage
Of Beneficial Owner (1)	Ownership (2)	of Class
Zhang Feng Ming	3,800,000	7.4%
Ma Xin Guo	1,200,000	2.4%
Guan Da We	40,000,000	78.4%
All officers and directors (3 persons)	45,000,000	88.2%

________________________________

(1)  The address of each shareholder is 2 Datun Road #8010, Chaoyang District, Beijing, P.R. China 100101.

(2)    All shares are owned of record and beneficially.

INFORMATION REGARDING THE ACQUIRED COMPANIES

Business

Gold Profit (Asia) Group Limited

Gold Profit was organized under the laws of the British Virgin Islands in July 2006.  It never initiated any business activity.  In September 2006 Gold Profit acquired all of the registered capital stock of Beijing QTC for a price of 500,000 RMB ($60,386).

Beijing Quan Tong Chang Information Service Limited

Beijing QTC was founded in 2003 by Guoxing Xu and Shuying Zheng.  In its three years of existence, it has developed two lines of business:

•

Beijing QTC now operates the largest network of public payphones in Beijing.  With 469 outlets located in universities, shopping malls and street corners, Beijing QTC distributes fixed line call times under distribution agreements with China Netcom (Beijing) Corporation Limited and China Netcom (Guangdong) Corporation Limited.  In 2004, Beijing QTC controlled 34% of the public payphone market in Beijing.

•

Beijing QTC’s agreements with China Netcom (Beijing) and China Netcom (Guangdong) also provide Beijing QTC the authority to distribute the Voice over Internet Protocol (VoIP) services offered by those carriers.  Under those arrangements, Beijing QTC designs and installs VoIP systems for business enterprises, primarily commercial buildings in Beijing.

During the past year, the growth trajectory and profitability of the public payphone business have been reduced by competition from mobile telecommunications.  The growing availability of cell phones in China – 60 million new cell phone contracts are signed annually – is reducing demand for public payphones.  For this reason, since 2005 management of Beijing QTC has been re-orienting the Company’s business plan toward participation in the mobile industry.  In January 2007, Beijing QTC plans to commence marketing of international call forwarding services.  These services will cater to the needs of the growing number of Chinese residents who travel abroad and carry their cell phones.

Pay Phone Agency Services

In 2003 Beijing QTC contracted with two subsidiaries of China Netcom (Group) Company Limited, one of the largest telecommunications carriers in China.  Under its contracts with the Beijing and Gunagdong branches of China Netcom, Beijing QTC distributes fixed line call time on a non-exclusive basis.  The vehicle for distribution is a network of pay phone outlets, each of which provides a private, air conditioned room for each phone.  The hardware for these outlets is purchased by the community or the owner of the location and rented to Beijing QTC.  Beijing QTC provides the phone line access and manages the phones.  Beijing QTC also provides writing materials, drinking water and other amenities to the customers who use the phones.

When a customer uses one of the pay phones, China Netcom (Beijing) or China Netcom (Guangdong) calculates the tariff based on their published tariff rates.  The carrier then collects from the user, and remits to Beijing QTC a percentage of the tariff that is fixed in the distribution agreements between Beijing QTC and the carriers.

In June 2006 Beijing QTC was managing 469 pay phone outlets.  20 of the outlets were in universities; 5 in train stations, and the remaining 444 were located on streets, often in conjunction with a shopping mall or convenience store.  The most profitable of the outlets are those located in universities, as Chinese students usually do not have telephones in their dormitories.  Over the past 18 months, however, 19 of Beijing QTC’s university-based outlets have been removed, due to construction activities at the universities.  The loss of these outlets has contributed to the reduction in revenues experienced during 2006.

Internet Phone Services

China Netcom (Beijing) and China Netcom (Guangdong) have also authorized Beijing QTC to act as a distributor of their VoIP services.   Generally, sale of the VoIP services must be accompanied by sale of the necessary hardware and software.  So Beijing QTC provides full VoIP solutions to its customers – it purchases the necessary hardware and software, resells it to the customer, supervises installation, and trains the necessary personnel.  For these services Beijing QTC receives a negotiated fee from the customer.  It also receives a percentage of the tariff paid by its customers to the VoIP carriers.

In June 2006 Beijing QTC had 62 VoIP customers.

International Call Forwarding

In 2005 Beijing QTC paid $361,776 to a third-party software developer to obtain a state-of-the-art call forwarding capability.  At present all preparation for the launch of the service has been completed:  the infrastructure is in place, the market research completed, and our initial distribution channels are identified and ready to contract.  The last remaining hurdle is to obtain the $2 million that will be necessary to fund the initiation of the service.

International call forwarding replaces the function of the international roaming services provided by most mobile carriers.  To utilize our international call forwarding service, a subscriber will obtain use of a phone number in the country he or she is visiting.  He will then use the call forwarding service provided by his mobile carrier to forward his inbound calls to a Beijing QTC phone number.  We will then rout the calls to the subscriber’s phone number in the destination country.  Among the features built into our system are:

➢

“Call Back,” which permits a subscriber to place an outgoing call on our system;

➢

“Caller Access Code,” which permits the subscriber to restrict inbound calls to callers using the subscriber’s password;

➢

“Follow-me Call Forwarding,” which permits the subscriber to designate up to three phone numbers to which our system will attempt call forwarding;

➢

“Short Message Service,” which allows the subscriber to text-message another mobile phone user;

➢

“Voice Mailbox,” which the subscriber will be able to access from her mobile phone or from her computer;

➢

“Fax Mailbox,” to which we will forward fax messages in the same manner as voice call forwarding; and

➢

“E-mail Account,” to which Beijing QTC will send notifications of voicemail messages and faxes received.

The market for our call forwarding service will be those Chinese residents who travel abroad for business or personal reasons.  Over the past six years this market has grown by 22% annually, increasing from 9 million travelers in 1999 to over 31 million travelers in 2005.  As China’s entry into the World Trade Organization opens up more countries to Chinese business travel, we expect the growth of foreign travel by residents of China to continue.  Since China now has the largest mobile phone subscriber base in the world – 426 million subscribers at the end of June 2006, most of those travelers will be potential subscribers to our international call forwarding service.

Although international call forwarding service is popular in Hong Kong, we are not aware of any service provider offering the service in China.  Therefore, initially our competition will come from the roaming services provided by mobile carriers.  Our primary competitive advantage will be price:  we expect to charge 2 RMB (approximately $.25) per minute for calls on our system and the subscriber will also pay the local phone tariff for outbound calls; mobile roaming charges by the principal Chinese carriers are generally 6 RMB for inbound calls and range from 8 to 60 RMB for outbound calls into China.   One additional disadvantage of roaming services is that they are not available in countries that use incompatible mobile communication systems.  For example, the GSM system used by China Mobile has not been deployed in Japan.  So China Mobile customers cannot obtain roaming services in Japan.

Our other initial competition will come from mobile phone services provided in the destination countries.  These services will often be price competitive with us – but the user has to notify his friends and associates of his new (temporary) phone number.

Our expectation is that significant call forwarding competition will develop in China within the next two or three years.  To protect against that competition, we intend to work aggressively to establish our first mover advantage.  Our primary distribution channel will be the travel agencies that arrange foreign travel for China’s residents.  To date we have established relationships with the top five travel agencies in the five Chinese cities that accounted for 72% of Chinese foreign travel in 2004:  Beijing, Guangdong, Shanghai, Zhejiang and Jiangsu.  Our plan is to build firm relationships with these agencies – exclusive relationships, if we can achieve them – then expand to achieve a presence in 25 provinces by the end of 2007.

Our international deployment is planned to follow the growth pattern of Chinese travel.  In the first half of 2005, over 90% of the travelers leaving China were going to other Asian countries.  For that reason our call forwarding services will initially be directed to travelers to Asian countries.  However, the growth of travel to America and Oceania far exceeds the growth of travel to Asia, as increasing incomes and increasing vacation times provide the Chinese opportunities for longer trips. For that reason our business plan contemplates that we will expand in later periods to include Europe, America and Oceania within our service offerings.

Personnel

Beijing QTC currently employs 11 individuals, all on a full-time basis.  None of our employees belongs to a collective bargaining unit.  Our relationships with our employees are good.

The success of our business will depend in great part on the skill of our personnel who will be responsible for the roll-out of our business plan.  The following employees are considered “Key” to our success:

Guoqing Xu (Chairman).  Mr. Xu founded a successful telecommunications technology provider in 1992, which he managed until he founded Beijing QTC in 2003.  From 1977 until 1992, Mr. Xu was employed as a Professor at the Beijing Post and Telecommunications University.  Mr. Xu is a graduate of that same University.

Shuying Zheng (Chief Executive Officer).  Ms. Zheng was employed by the Harbin Finance Bureau from 1988 until 2003, when she joined Guoqing Xu in founding Beijing QTC.  Ms. Zheng is a graduate of Zhengzhou University, where she majored in Economics and Management.

Yabo Pei (Vice President – Operations).  Before joining Beijing QTC in 2003, Mr. Pei was employed by the VoIP technology provider that he founded in 1999.  From 1990 to 1996 Mr. Pei was the Marketing Director for a major Chinese home appliance company.  Mr. Pei graduated from the Beijing Post and Telecommunications University.

Management’s Discussion and Analysis

Results of Operations

In 2005 the gross margin we realized from our business totalled 61%.  In the first six months of 2006, our gross margin was 47%.  We expect this decline to continue, and anticipate that the gross margin from our pay phone business will stabilize in the future between 22% and 28%.  The primary reasons for the decline in gross margin are:

➢

Increased competition from the mobile carriers in China has forced the land line carriers to reduce their tariffs significantly.  Recently the government of China has granted additional carrier licenses, which should intensify competition and force tariffs even lower.

➢

In late 2005 and early 2006 half of our outlets in universities were removed due to construction activities at the universities.  Our university-based outlets are our most active and most profitable, as the students use pay phones for the sake of privacy and due to their lack of in-room phones.  The loss of these outlets reduced our revenue and profits.

➢

The percentage of revenue gained by providing Internet phone solutions was reduced from 21% in 2005 to 7% in the first six months of 2006.  These contracting activities yielded a 95% gross profit in 2005 and the first six months of 2006.  So our inability to replicate 2005 revenues in 2006 substantially reduced our gross margin.

Our results were further diminished in the first half of 2006 by a sharp increase in the ratio of our operating expenses to our revenues.  In 2005 our operating expenses were equal to 10% of our revenue.  In the first six months of 2006, operating expenses equalled 32% of revenue.  The increase in this ratio was a result, in part, of the substantial reduction in our level of revenue.  However an additional reason for the increase was the increase in expenses related to the development of our new international call forwarding business – including a 66% increase in depreciation and amortization attributable to depreciation of our investment in the call forwarding infrastructure.

Our profitability was diminished further in the first six months of 2006 by the expiration of the tax benefits that we received in 2005.  Until the end of 2005 we enjoyed a 100% abatement of our corporate income tax obligations.  In 2006 we have been required to pay the standard rate of 33%.  Our second abatement, for China’s business tax, will expire at the end of 2006.  Commencing in 2007 we will be required to pay business tax at a rate of 5% of income.

Due to the decline in our operating results, and our expectation that the decline will continue, we have since 2005 focused our energies on developing the international call forwarding business.  We expect to initiate that business at the beginning of 2007.  As a result, our operating results for 2007 are likely to show a further decline in net income, due to:

➢

Advertising and Promotion.  Our ability to compete successfully in the future market for international call forwarding will depend on our success in rapidly establishing a leading position in the market.  For that reason we intend to invest over $2 million on advertising and promotion of our service during 2007.

➢

Expansion of Pay Phone Network.  Although the extraordinary profit margins we realized in the early years of our network are past, our pay phone network continues to be a source of the cash we will need to fully implement our international call forwarding business.  To offset some of the factors that have diminished results recently, we intend to invest in new outlets, including outlets designed to serve as complete telecommunications stores, selling SIM cards, prepayment cards and the like. We also intend to invest in improving our billing system, to provide customers assurance of reliable billing.

Our goal is that in 2008 our investment in international call forwarding, as well as the revival of our pay phone network, will return our statement of operations to a high level of profitability.

Liquidity and Capital Resources

Despite the reduction in profitability, our business operations continue to generate a high level of relative cash flow.  In the six months ended June 30, 2006, our operations yielded $316,795 on revenue of only $638,532 (49%).  During 2005 our operations yielded $831,394 on revenue of 1,915,520 (43%).  As a result, although we realized only $65,877 in net income during the first six months of 2006 and invested $180,543 in equipment during that period, our working capital decreased by only $30,781 between December 31, 2005 and June 30, 2006.  At June 30, 2006 we still had $1,661,309 in working capital, including $796,268 in cash and cash equivalents.  Our working capital is sufficient, therefore, to sustain our business operations for the foreseeable future.

We are currently engaged in discussions aimed at obtaining capital.  We expect that in the next few months we will sell equity or combined debt-equity instruments in order to obtain the necessary capital.  If we can obtain at least $2 million in additional capital, we anticipate that our capital resources will permit us to achieve adequate market penetration for our international call forwarding service during 2007 without putting our financial stability at risk.  At the present time, however, we have not received any firm commitment for capital from any source.

Off-Balance Sheet Arrangements

Neither Gold Profit nor Beijing QTC has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock.  If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

Our international call forwarding business is new and untested, so it may fail.

Our business plan relies on the success of the international call forwarding business that we intend to initiate in 2007.  This is a new business for Beijing QTC – and is, in fact, a new business in China.  Because we have no historical results to consider, there may be factors we have not considered or do not foresee that may cause the business to fail.

If a major carrier undertook to compete against us in the international call forwarding business, our resources might not be sufficient to compete effectively.

There are low barriers to entry into the international call forwarding business.  We have no patents on the technology, nor are there significant trade secrets to give us a privileged position in the market.  Our success in this new business will depend on our marketing acumen and the quality of the service we provide.  If a major telecommunications carrier or other highly capitalized business entered the market, our resources might not permit us to compete effectively against the competitor’s ability to devote vast capital and human resources to the project of accumulating the relationships that will be key to success in this business.

If the major carriers reduce their roaming charges, we will lose the key competitive advantage of our international call forwarding service.

For most subscribers to a mobile phone service, the default position when they travel is to use their carrier’s roaming services – primarily because it requires no planning or effort.  Our business will succeed only if we persuade mobile phone users that the substantial cost advantage of our service over the carriers’ roaming services warrants the users’ investment of time and attention to subscribing and establishing the necessary call connections.  If the mobile phone carriers reduce their roaming charges in the future, our competitive advantage will be proportionately reduced.  Our business will fail if the major carriers reduce their roaming charges to a point where our price advantage becomes insignificant to the average traveller.

Our pay phone business could be eliminated if we lost our contract with China Netcom.

Our entire agency services (i.e. pay phone) business depends is predicated on the distribution agreement that we have with two subsidiaries of China Netcom.  If those subsidiaries were to terminate our relationship for any reason, we would suffer substantial losses until we were able to introduce a substitute carrier.  If no adequate substitute could be found, our business could fail.

A recession in China could significantly hinder our growth.

The success of our international call forwarding services will depend on continuation and expansion of recent trends in travel by the people of China.  Those travel habits depend, in turn, on recent growth in business activity and disposable income in China.  If there is a downturn in business activity in China, it will reduce the market for our services.  Many financial commentators expect a recession to occur in China in the near future.  The occurrence of a recession could significantly hinder our efforts to implement our business plan.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled marketing personnel and technicians.  Qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  Therefore we may not be able to successfully attract or retain the personnel we need to succeed.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The day-to-day operations of our business require frequent interaction with representatives of the Chinese government institutions.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to telecommunications services may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Beijing QTC generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China.  However, as a subsidiary of Bralorne Mining, it will report its financial results in the United States in U.S. Dollars.  As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies.  From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi.  In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi.  Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results.  We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

Bralorne Mining is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of Bralorne Mining will have no effective means of exercising control over the operations of Bralorne Mining.

Your ability to bring an action against us or against our directors, or to enforce a judgment against us or them, will be limited because we conduct all of our operations in China and because most of our management resides outside of the United States.

We conduct all of our operations in China through our wholly-owned subsidiary. All of our directors and officers reside in China and all of the assets of those Chinese residents are located outside of the United States. As a result, it may be difficult or impossible for you to bring an action against us or against these individuals in the United States in the event that you believe that your rights have been infringed under the securities laws or otherwise. Even if you are successful in bringing an action of this kind, the laws of the United States and of China may render you unable to enforce a judgment against our assets or the assets of our directors.

Properties

The executive offices of Bralorne Mining and of Gold Profit are located at the offices of Beijing QTC in the Chaoyang District of Beijing.  We lease the premises from Shuying Zheng, who is the Chief Executive Officer of Beijing QTC.  The annual rental is approximately $14,800.  As our business expands in 2007, we expect to establish branch offices throughout China, which will increase our lease expenses considerably.

Executive Compensation

Information regarding the compensation paid to the executive officers of Bralorne Mining during the past three fiscal years is set forth in Item 10 of Bralorne Mining’s Annual Report on Form 10-KSB for the year ended November 30, 2005, which was filed with the Securities and Exchange Commission on February 28, 2006.  None of the individuals who served as officers of Bralorne Mining during the past three fiscal years remains an officer or director of Bralorne Mining.

None of the three individuals who are now the officers and directors of Bralorne Mining received any compensation from Bralorne Mining, Gold Profit or Beijing QTC prior to this date.  Beijing QTC has committed to pay an annual fee of 80,000 RMB (approx. $10,000) to Guan Da Wei.  It has not made any commitment to compensate either Professor Zhang or Mr. Ma.

There is no individual to whom either Bralorne Mining, Gold Profit or Beijing QTC paid $100,000 or more in compensation during the past three fiscal years or during the current fiscal year.

Related Party Transactions

None of the three members of management of Bralorne Mining has engaged in any transaction with Bralorne Mining, Gold Profit or Beijing QTC during the past two fiscal years or the current fiscal year that had a transaction value in excess of $60,000.

Description of Securities

Bralorne Mining is authorized to issue 200,000,000 shares of Common Stock, $.001 par value per share, of which 51,040,050 shares are outstanding.

Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders.  There is no cumulative voting in the election of directors.  Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities.  The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the Common Stock.  The Common Stock currently outstanding is validly issued, fully paid and non-assessable.

Market Price and Dividends on Bralorne Mining Common Equity and Other Shareholder Matters

Information regarding the market price of Bralorne Mining common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of Bralorne Mining’s Annual Report on Form 10-KSB for the year ended November 30, 2005, which was filed with the Securities and Exchange Commission on February 28, 2006.

Legal Proceedings

Neither Bralorne Mining nor Gold Profit nor Beijing QTC is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

Section 78.7502 of the General Corporation Law of the State of Nevada authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with an action, suit or proceeding, if either (a) it is not proven that the indemnified individual engaged in a breach of fiduciary duty or intentional misconduct, fraud or a knowing violation of law or (b) the indemnified individual acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful as determined in accordance with the statute, and except that with respect to any action which results in a judgment against the person and in favor of the corporation the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification. Section 78.7502 further provides that indemnification shall be provided if the party in question is successful on the merits.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, employees or agents of Bralorne Mining pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than payment by Bralorne Mining of expenses incurred or paid by a director, officer, employee or agent of Bralorne Mining in the successful defence of any  proceeding) is asserted by such director, officer, employee or agent in connection with the securities being registered, Bralorne Mining will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01

Financial Statements and Exhibits

Financials

Page

Audited financial statements of Gold Profit (Asia) Group Limited for the period from July 28, 2006 (Inception) to August 31, 2006

F-1

Audited financial statements of Beijing Quan Tong Chang Information

Service Limited for the years ended December 31, 2005, and 2004

F-13

Unaudited financial statements of Beijing Quan Tong Chang Information

       Service Limited for the Six Months ended June 30, 2006 and 200 5

F-34

Exhibits

10-a

Share Exchange Agreement dated November 2, 2006 between The Bralorne Mining Company and Guan Da Wei.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2006

THE BRALORNE MINING COMPANY

By: _/s/ Zhang Feng Ming__

Zhang Feng Ming, Chairman

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Directors and Stockholders of

Gold Profit (Asia) Group Limited (a development stage company)

We have audited the accompanying balance sheet of Gold Profit (Asia) Group Limited (a development stage company) as of August 31, 2006 and the related statement of operations, stockholders’ equity and cash flows for the period from July 28, 2006 (Inception) to August 31, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gold Profit (Asia) Group Limited (a development stage company) as of August 31, 2006 and the results of operations and cash flows for the period from July 28, 2006 (Inception) to August 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Zhong Yi (Hong Kong) C.P.A. Company Limited

Certified Public Accountants

Hong Kong, China

September 10, 2006

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

BALANCE SHEET

AS OF AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

ASSETS

Current assets:
Cash and cash equivalents	$ 216,095

TOTAL ASSETS	216,095

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current liabilities:
Accrued liabilities	6,064
Amount due to a stockholder	215,038

221,102

STOCKHOLDERS’ DEFICIENCY
Common stock 50,000 shares authorized at US$1.00 par value; 1,000 shares issued and outstanding	1,000
Accumulated deficit during the development stage	(6,007)

Total stockholders’ deficiency	(5,007)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$ $216,095

                     See accompanying notes to financial statements.

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

STATEMENT OF OPERATION

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Net revenue	$ -

Expenses
General and administrative	6,064

Loss from operations	(6,064)

Interest income	57

Loss before income tax	(6,007)

Income tax	-

Net loss	$ (6,007)

Basic and diluted loss per share
- Loss per common share	$ (6.01)

Weighted average outstanding shares
- Basic and diluted	1,000

See accompanying notes to financial statements

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

STATEMENT OF CASH FLOW

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

 (Currency expressed in United States Dollars (“US$”))

Cash flows from operating activities:
Net loss	$ (6,007)
Adjustments to reconcile net loss to net cash provided by operating activities:
Change in accrued liabilities	6,064

Net cash used in operating activities	57

Cash flows from financing activities:
Proceeds from capital contribution	1,000
Proceeds from stockholder’s advances	215,038

Net cash provided by financing activities	216,038

Net change in cash and cash equivalents	216,095

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$ 216,095

Supplemental disclosure of cash flow information

Cash paid for income taxes	$ -
Cash paid for interest expenses	$ -

                      See accompanying notes to financial statements.

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

 (Currency expressed in United States Dollars (“US$”))

	Common Stock		Accumulated deficit during the development
	Shares	Amount	stage	Total

Balance at date of inception, July 28, 2006	1,000	$ 1,000	$ -	$ 1,000

Net loss for the period	-	-	(6,007)	(6,007)

Balance at August 31, 2006	1,000	$ 1,000	$ (6,007)	$ (5,007)

See accompanying notes to financial statements.

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.

ORGANIZATION AND BUSINESS BACKGROUND

Gold Profit (Asia) Group Limited (“Company”) was incorporated as a company with a limited liability in the British Virgin Islands (“BVI”) under the BVI Business Companies Act, 2004 (No.16 of 2004) on July 28, 2006, for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7 “Accounting and Reporting by Development Stage Enterprises”.

The Company is considered to be a development stage company, as it has not generated revenues from operations.

2.

GOING CONCERN

As of August 31, 2006, the Company incurred an accumulated deficit of $6,007 since its inception. Management has taken action to ensure that the Company will continue as a going concern through August 31, 2007. The actions involve a major restructuring of the Company, including the acquisition of a positive cash flow company which is fully described in Note 7.  Management believes that these actions will enable the Company to continue as a going concern through August 31, 2007.

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●

Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●

Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

●

Revenue recognition

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

●

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

●

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

●

Foreign currencies translation

The functional currency of the Company is the Hong Kong Dollars (“HKD”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company.  The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date.  The statement of operations is translated using a weighted average rate for the period.  Translation adjustments are reflected as cumulative translation adjustments in stockholdes’ equity.

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

●

Fair value of financial instruments

The carrying value of the Company’s financial instruments, which include cash and cash equivalents, other payable and accrued liabilities, approximate their fair values due to the short-term maturity of these instruments.

●

Earnings (loss) per share

In accordance with SFAS No. 128 “Earnings per Share”, basic earnings (loss) per share has been computed by dividing the earnings (loss) for the period applicable to the common stockholders by the weighted average number of common shares outstanding during the period.

Diluted earnings (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.

●

Recently issued accounting standard

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123R, "Share-Based Payment" ("SFAS 123R"). SFAS 123R revises FASB Statement No. 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005. The adoption of SFAS 123R did not have a material impact on the Company's financial statements or results of operations.

SFAS No. 123R permits public companies to adopt its requirements using one of two methods. A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date.  A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under SFAS No. 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

adoption. The Company has yet to determine which method to use in adopting SFAS 123R.

In November 2004, the FASB issued SFAS No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing" to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year 2006.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year ended December 31, 2006.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Statement 133 to Beneficial Interests in Securitized Financial Assets”. This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

4.

AMOUNT DUE TO A STOCKHOLDER

The balance is unsecured, non-interest bearing and will be fully repaid in October 2006.

5.

COMMON STOCK

The Articles of Incorporation authorized the Company to issue 50,000 shares of common stock with a par value of $1. On August 17, 2006, 1,000 shares of common stock were allotted to Mr. Guan Da Wei at par value and thus contributing 1,000 as the initial capital of the Company.

6.

TAXATION

Under the current BVI law, the Company’s income is not subject to taxation.

7.

SUBSEQUENT EVENT

On September 8, 2006, the Company entered into a Share Purchase Agreement (the “Agreement”) with the owners of Beijing Quan Tong Chang Information Service Limited (“QTC”), a limited liability company incorporated in the People’s Republic of China with a registered capital of $60,386 (equivalent to RMB500,000).  Pursuant to the Agreement,  the Company agreed to purchase 100% of the ownership in

GOLD PROFIT (ASIA) GROUP LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 28, 2006 (INCEPTION) TO AUGUST 31, 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

QTC for a cash consideration of $60,386.  Subsequent to the completion of the Agreement, QTC became a wholly-owned subsidiary of the Company.  [subject to proper S&P documents]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners

Beijing Quan Tong Chang Information Service Limited

We have audited the accompanying balance sheets of Beijing Quan Tong Chang Information Service Limited (“the Company”) as of December 31, 2003, 2004 and 2005 and the related statements of operations, statements of owners’ equity and comprehensive income, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Quan Tong Chang Information Service Limited as of December 31, 2003, 2004 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, 2004 and 2005 in conformity with accounting principles generally accepted in the United States of America.

Zhong Yi (Hong Kong) C.P.A. Company Limited

Certified Public Accountants

Hong Kong, China

April 10, 2006

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2003, 2004 AND 2005

 (Expressed in United States Dollar (“US$”))

		AS OF DECEMBER 31,
		2005	2004	2003
ASSETS
Current assets:
Cash and cash equivalents		$636,539	$192,032	$35,530
Accounts receivable		965,031	1,202,768	323,370
Due from an owner		-	35,145	-
Prepaid expenses and other current assets		147,440	978	4,481
Total current assets		1,749,010	1,430,923	363,381

Property and equipment, net		103,058	102,330	18,477
Intangible asset, net		349,717	-	-

TOTAL ASSETS		$2,201,785	$1,533,253	$381,858

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities		$39,103	$359,924	$58,797
Advances from customers		17,817	-	-
Due to an owner		-	24,455	41,377
Total current liabilities		56,920	384,379	100,174

Owners’ equity:
Registered capital of Renminbi 500,000 fully paid on September 17, 2003		60,386	60,386	60,386
Accumulated other comprehensive income		24,083	-	-
Statutory reserve		204,140	110,773	22,605
Retained earnings		1,856,256	977,715	198,693
Total owners' equity		2,144,865	1,148,874	281,684

TOTAL LIABLITIES AND OWNERS’ EQUITY		2,201,785	$1,533,253	$381,858
	$

See accompanying notes to financial statements.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

 (Expressed in United States Dollar (“US$”))

	YEAR ENDED DECEMBER 31,
	2005	2004	2003
REVENUES:
Agency services revenue	$1,515,520	$1,392,626	$320,554
Enterprise internet phone solutions revenue	400,000	-	-
Total revenues	1,915,520	1,392,626	320,554

COST OF REVENUES:
Agency services	(729,341)	(298,978)	(69,278)
Enterprise internet phone solutions	(19,420)	-	-
Total cost of revenues	(748,761)	(298,978)	(69,278)

GROSS PROFIT	1,166,759	1,093,648	251,276

OPERATING EXPENSES:
Selling, general and administrative	(126,570)	(105,010)	(26,043)
Rental expense – related parties	(14,796)	(14,493)	(3,623)
Research and development costs	(18,136)	(100,579)	-
Depreciation and amortization	(36,070)	(6,992)	(431)
Total operating expenses	(195,572)	(227,074)	(30,097)

INCOME FROM OPERATIONS	971,187	866,574	221,179

OTHER INCOME:
Interest income	721	616	119

INCOME BEFORE INCOME TAXES	971,908	867,190	221,298

INCOME TAXES	-	-	-

NET INCOME	$971,908	$867,190	$221,298

See accompanying notes to financial statements

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”))

	YEAR ENDED DECEMBER 31,
	2005	2004	2003
Cash flows from operating activities:
Net income	$971,908	$867,190	$221,298
Adjustments to reconcile net income to net Cash provided /(used) by operating activities:
Depreciation and amortization	36,070	6,992	431
Changes in assets and liabilities:
Accounts receivable	237,737	(879,398)	(323,370)
Due from an owner	35,145	(35,145)	-
Prepaid expenses and others	(146,462)	3,503	(4,481)
Accounts payable and accrued liabilities	(320,821)	301,127	58,797
Advances from customers	17,817	-	-
Net cash provided by / (used for) operating activities	831,394	264,269	(47,325)
Cash flows from investing activities:
Addition to property and equipment	(24,739)	(90,845)	(18,908)
Addition to intangible asset	(361,776)	-	-
Net cash used for investing activities	(386,515)	(90,845)	(18,908)
Cash flows from financing activities:
Due to an owner	(24,455)	(16,922)	41,377
Capital contribution	-	-	60,386
Net cash provided by / (used for) financing activities	(24,455)	(16,922)	101,763

Foreign currency translation adjustment	24,083	-	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	444,507	156,502	35,530

CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR	192,032	35,530	-

CASH AND CASH EQUIVALENTS, END OF THE YEAR	$636,539	$192,032	$35,530

Supplemental cash flows information:
Cash paid for interest	$-	$-	$-

Non-cash transactions:
Comprehensive income	$24,083	$-	$-

See accompanying notes to financial statements.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

STATEMENTS OF OWNERS’ EQUITY AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

 (Expressed in United States Dollar (“US$”))

	Registered capital	Statutory reserves	Retained earnings	Accumulated other comprehensive income	Total

Balance at January 1, 2003	$-	$-	$-	$-	$-
Capital contribution from owners	60,386	-	-	-	60,386
Net income	-	-	221,298	-	221,298
Appropriation to statutory reserves	-	22,605	(22,605)	-	-
				-
Balance at December 31, 2003	60,386	22,605	198,693	-	281,684
Net income	-	-	867,190	-	867,190
Appropriation to statutory reserves	-	88,168	(88,168)	-	-

Balance at December 31, 2004	60,386	110,773	977,715	-	1,148,874
Net income	-	-	971,908	-	971,908
Foreign currency translation adjustment	-	-	-	24,083	24,083
Appropriation to statutory reserves	-	93,367	(93,367)	-	-

Balance at December 31, 2005	$60,386	$204,140	$1,856,256	$24,083	$2,144,865

See accompanying notes to financial statements.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

1.

ORGANIZATION AND BUSINESS BACKGROUND

Beijing Quan Tong Chang Information Service Limited ("QTC") was incorporated in Beijing, the People’s Republic of China (“PRC”) on August 2, 2003 with a registered capital of $60,386. QTC is a telecommunication company focusing to provide telecommunication agency services and sale of self-developed enterprise internet phone solutions to customers in PRC.

QTC telecommunication agency services mainly focus in call time distribution and provide public phone users with access to China Netcom (Beijing) Corporation Limited (“CNBJ”) and China Netcom (Guangdong) Corporation Limited (“CNGD”) network via paid phones installed in universities, convenience shops and street corners which are managed but not owned by QTC. Both CNBJ and CNGD are subsidiaries of China Netcom (Group) Company Limited, one of the largest telecommunications carriers in PRC. QTC signed non-exclusive distribution agreement with CNBJ and CNGD to distribute their traditional fixed line call times and Voice Over Internet Protocol (“VoIP”) call times in the PRC. CNBJ and CNGD collect the tariff from the customers and then share the tariff fee with QTC.

QTC also provides enterprise internet phone solutions to its customers, mainly the commercial buildings located in PRC, including design and implementation of VoIP systems and purchasing and installation of VoIP hardware and software.

QTC is now developing a new business line, namely the international call forwarding services and the services will be put into commercial use in 2006.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•

Basis of Presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

•

Use of Estimates

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the years reported. Actual results may differ from these estimates.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

•

Revenue Recognition

QTC derives revenues from the provision of telecommunication agency services and sale of enterprise internet phone solutions. QTC recognizes its revenues net of related business taxes and value added taxes.

In accordance with the SEC’s Staff Accounting Bulletin No. 104, Revenue Recognition , QTC recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured.

a)

Agency services revenue

QTC contracted with CNBJ and CNGD for the distribution of their traditional fixed line and new VoIP call times. Call times agency services fee is generally recognized when the end user made a call through the pay phones managed by QTC. The tariff per call is according to the pricing policy of CNBJ and CNGD.

The tariff is initially collected from end users to CNBJ and CNGD, who in turn will pay QTC according to its percentage sharing as mentioned in the distribution agreement. QTC recognizes net revenues based on the total amount paid by end users. QTC does not recognize service revenue based on the records provided by its own server but will wait until the monthly reconciliation with CNBJ and CNGD 's billing statement is done. There is a time lag ranging from 30 days to 45 days between the end of the service period and the date CNBJ and CNGD send out their billing statements. QTC's dependence on the substance and timing of the billing systems of CNBJ and CNGD may require the management to estimate portions of the reported revenue for agency services from time to time. As a result, subsequent adjustments may have to be made to our agency services revenue in the financial statements.

QTC records the revenue on a net basis in compliance with EITF 99-19, "Reporting Revenues Gross as a Principle versus Net as an Agent" because QTC:

1.

is not the primary obligor in the arrangement, as it relies on CNBJ and CNGD to transmit the telecommunication services to the end users;

2.

has limited ability to adjust the cost of services by adjusting the design or marketing of the service;

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

3.

has limited ability to determine prices, QTC must follow the price policy within ranges prescribed by CNBJ and CNGD;

4.

has limited ability to assume risk of non-payment by customers.

b)

Enterprise internet phone solutions revenue

Enterprise internet phone solutions include design and implementation of internet phone systems and purchasing and installation of related telecommunication hardware and software. The contracts are accounted for as one unit of accounting as the criteria for separation are not met, and revenue for billed amounts is recognized when customer’s acceptance is obtained provided that no significant obligations remain. For amounts billed after acceptance, revenue is recognized upon cash receipt due to uncertainty of collectibility.

•

Cost of Revenue

(a)

Costs of agencies services

Costs of services includes the costs of direct promotion and marketing, staff bonuses and commissions that are based on revenues, bandwidth leasing charges, depreciation and platform maintenance costs.

(b)

Cost of enterprise internet phone solutions

Costs of good sold consists of the cost of equipments, materials and labor that QTC sold to its enterprise internet phone solutions customers.

•

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is QTC’s best estimate of the amount of probable credit losses in QTC’s existing accounts receivable. QTC determines the allowance based on historical write-off experience. QTC reviews its allowance for doubtful accounts on a regular basis. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. All other balances are reviewed on a

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

pooled basis by industry. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. QTC does not have any off-balance-sheet credit exposure related to its customers.

As of December 31, 2003, 2004 and 2005, QTC did not record an allowance for doubtful accounts, nor have there been any write-offs since inception.

•

Property and Equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any.  Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable Life	Residual Value
Building	30 years	4%
Network and computer equipment	5 years	4%
Office equipment	5 years	4%
Furniture and fixtures	5 years	4%

Expenditure for maintenance and repairs is expensed as incurred.

•

Impairment of Long-life Assets

Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

•

Intangible Assets

QTC’s intangible assets relates to the international call forwarding system developed by an independent third party to enable substantial cost saving in international roaming charges. The system operates by

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

means of forwarding the calls to a fixed-line or mobile number. The system is for internal use and gives QTC the ability to provide low costs international roaming services to mobile users of China Mobile Communications Corporation. QTC capitalizes the external cost incurred to develop this internal-use system by an engineering company at the application development stage and amortizes that cost over the estimated economic life of 5 years which is consistent with the expected life of a particular type of mobile phone.

An intangible asset that is subject to amortization shall be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

QTC evaluates recoverability of an intangible asset to be held and used by comparing the carrying amount of the intangible asset to the expected future net discounted cash flows resulting from its use and/or disposal. An intangible asset is considered to be impaired if its carrying amount is greater than the sum of its future net discounted cash flows resulting from its use. The impairment loss is measured as the amount by which the carrying amount of the intangible asset exceeds the fair value of the intangible asset calculated using a discounted cash flow analysis.

•

Research and Development Costs

Research and development costs are expensed when incurred. The major components of these research and development costs are the labor cost. Research and development costs amounted to $nil, $100,579 and $18,136 for the years ended December 31, 2003, 2004 and 2005 respectively.

•

Advertising Costs

QTC expenses advertising costs as incurred in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-7, “Reporting for Advertising Costs”. Advertising expenses amounted to $1,095, $4,015 and $2,465 for the years ended December 31, 2003, 2004 and 2005 respectively.

•

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

accompanying statement of changes in owners’ equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

•

Income Taxes

QTC accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

•

Foreign Currencies Translation

The functional currency of QTC is Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the Statements of Changes in Owners’ Equity.

QTC’s financial statements are translated into the reporting currency, the United States Dollar (“US$”), using exchange rates in effect at each year end for assets and liabilities and average exchange rates during each reporting year for the consolidated statements of operations. Translation adjustments resulting from translation of these consolidated financial statements are reflected as accumulated other comprehensive losses in the shareholders’ equity.

•

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with QTC’s internal

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

organization structure as well as information about geographical areas, business segments and major customers in financial statements. QTC operates in two principal business segments.

•

Fair Value of Financial Instruments

The carrying value of QTC’s financial instruments, which include cash and cash equivalents, accounts receivables and payables, and amounts due from/to owners, approximate fair value due to the short maturities of those instruments.

•

Related Parties

For the purposes of these financial statements, parties are considered to be related to QTC if QTC has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where QTC and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

All material related party transactions have been disclosed in the disclosure note 12 to the financial statements.

•

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No.123R, "Share-Based Payment" ("SFAS 123R"). SFAS 123R revises FASB Statement No. 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005.  The adoption of SFAS 123R did not have a material impact on QTC's financial statements or results of operations. SFAS No. 123R permits public companies to adopt its requirements using one of two methods. A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date.  A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

previously recognized under SFAS No. 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of adoption. QTC has yet to determine which method to use in adopting SFAS No. 123R.

In November 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, QTC has adopted these provisions, if any, at the beginning of the fiscal year 2006.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on QTC's financial statements or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, QTC has adopted these provisions, if any, at the beginning of the fiscal year ended December 31, 2006.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for QTC for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on QTC’s results of operations or financial position.

3.

ACCOUNTS RECEIVABLE

	As of December 31,
	2005	2004	2003

Accounts receivable, gross	$965,031	$1,202,768	$323,370

The majority of QTC’s sales are on open account terms and in accordance with terms specified in the contracts governing the relevant transactions. QTC evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no provision for uncollectible accounts is required as of December 31, 2003, 2004 or 2005.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

4.

PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	As of December 31,
	2005	2004	2003

Deposit for leased lines	$117,748	$-	$-
Prepayment to equipments	29,137	-	-
Advances to staff	555	978	4,481
	$147,440	$978	$4,481

5.

PROPERTY AND EQUIPMENT, NET

Property and equipment consist of:

	2005	2004	2003

Network and computer equipment	$69,253	$51,096	$-
Office equipment	44,346	38,977	15,527
Furniture and fixtures	20,893	19,680	3,381
	134,492	109,753	18,908

Less: Accumulated depreciation	(31,434)	(7,423)	(431)
Net book value	$103,058	$102,330	$18,477

Depreciation expense for each of the years ended December 31, 2003, 2004 and 2005 were $431, $6,992 and $24,011, respectively.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

6.

INTANGIBLE ASSET, NET

Intangible asset represented as:

	2005	2004	2003
International call forwarding system development cost	$361,776	$-	$-
Less : Accumulated amortization	(12,059)	-	-
Net book value	$349,717	$-	$-

Intangible asset represents the international call forwarding system development cost paid to a third party. The amortization period of these development costs is 5 years and the amortization expense for the year ended December 31, 2005 was $12,059.

7.

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities comprised of:

	As of December 31,
	2005	2004	2003

Accrued expenses	34,403	353,291	58,206
Welfare payable	4,700	4,182	216
Other levies payable	-	2,451	375
	$39,103	$359,924	$58,797

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

8.

DUE FROM/TO OWNERS

	As of December 31,
	2005	2004	2003
Due from:
Xu Guo Qing	$-	$35,145	$-

Due to:
Zheng Shu Ying	$-	$24,455	$41,377

The amount due from Xu Guo Qing was unsecured, interest-free and had no fixed terms of repayment.

The amount due to Zheng Shu Ying was unsecured, non-interest bearing and repayable on demand.

The amount due to Zheng Shu Ying was the payment on behalf of QTC for business related expenses, including staff cost and operating expenses. The expenses were subsequently reimbursed by QTC.

9.

INCOME TAXES

QTC is subject to taxes in China. Pursuant to the PRC Income Tax Laws, QTC is generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).  According to “Inland Revenue Law No. [2002] 208 from Finance Department”, if an entity employed a required number of unemployed labor force for a term of three years, it will be eligible to claim a full exemption from EIT (from September 2003 to December 2005), business taxes, city construction levy and education surcharge (from January 2004 to January 2007) for the whole three years period. QTC fulfill the criteria and their tax exemption claim was approved by the Beijing Local Taxation Bureau (Shunyi Branch). As a result, QTC enjoys a 3 years tax exemption from September 26, 2003 to December 31, 2005.

The following is a reconciliation between the EIT statutory rate to the effective tax rate of QTC:

	As of December 31,
	2005	2004	2003
EIT statutory rate	33%	33%	33%
Effect of tax holiday	(33)%	(33)%	(33)%

As of December 31, 2003, 2004 and 2005, there is no temporary differences between the tax and financial statement basis of assets and liabilities that gave rise to deferred tax assets or liabilities.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

10.

OWNERS’ EQUITY

In accordance with the Articles of Association of QTC, the registered capital at the date of incorporation of August 2, 2003 was $60,386 (RMB500,000) which was fully paid up on September 17, 2003 in cash by the owners.

11.   SEGMENT REPORTING

QTC operates in two reportable business segments that are determined based upon differences in products and services. QTC does not allocate any operating expenses or assets to its two business segments as management does not use this information to measure the performance of the operating segments. Certain costs of revenues are shared between business segments. These costs, including staff costs, bandwidth leasing charges and depreciation, were allocated to the telecommunication agency services and enterprise internet phone solutions segments in proportion to their gross margin contribution before the allocation of these costs. Also, no measures of assets by segment are reported and used by the chief operating decision maker. Hence, QTC has not made disclosure of total assets by reportable segment.

Summarized information by business segment for the years ended December 31, 2003, 2004 and 2005 is as follows:

	Year ended December 31,
	2005	2004	2003
REVENUES
Agency services	$1,515,520	$1,392,626	$320,554
Enterprise internet phone solutions	400,000	-	-

GROSS PROFITS
Agency services	$786,179	$1,093,648	$251,276
Enterprise internet phone solutions	380,580	-	-

 12.

RELATED PARTY TRANSACTIONS

	Year ended December 31,
	2005	2004	2003

Office rental expenses charged by an owner of QTC	14,796	14,493	3,623

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

The office premises were leased to QTC at market rates. The term of the lease agreements is 2 years commencing from 2004 to 2005 and one lease agreement is from October to December 2003.

13.

COMMITMENTS AND CONTINGENCIES

Summary of the capital commitments as of December 31, 2003, 2004 & 2005 is as follows:

	As of December 31,
	2005	2004	2003

Telecommunications equipment:
Contracted but not provided for	$-	$-	$-
Authorized but not contracted for	233,000	-	-

Total	$233,000	$-	$-

The capital commitment is related to the development cost in acquiring and installing telecommunications and network equipments for the international call forwarding project. The project is expected to commence in operation during 2006.

14.

CHINA CONTRIBUTION PLAN AND STATUTORY RESERVES

(a)

  China contribution plan

Full-time employees of QTC are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. QTC is required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were $159, $6,718 and $10,489 for the year ended December 31, 2003, 2004 and 2005.

(b)

Statutory reserves

QTC is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

income determined in accordance with the PRC GAAP until the reserve is equal to 50% of its registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after-tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. For the years ended December 31, 2003, 2004 and 2005, $22,605, $88,168 and $93,367 are contributed to each of the two reserve funds respectively.

15.

CONCENTRATIONS AND RISKS

(a)

 Major Customers

Substantially all of the telecommunication agency services revenues for the years ended December 31, 2003, 2004 and 2005, are derived from CNBJ and CNGD. QTC are entitled to a percentage of the revenues earned from users of their services. If the strategic relationship with either CNBJ and CNGD is terminated or scaled-back, or if CNBJ and CNGD alter the co-operative arrangements, QTC’s telecommunication agency services revenue might be adversely affected.

Revenue from each of CNBJ and CNGD for the years ended December 31, 2003, 2004 and 2005 were summarized as follows:

	Year ended December 31,
	2005	2004	2003

CNBJ	$1,048,981	$1,392,626	$320,554
CNGD	466,539	-	-

Total	$1,515,520	$1,392,626	$320,554

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005

(Expressed in United States Dollar (“US$”)

Accounts receivable from each of CNBJ and CNGD as of December 31, 2003, 2004 and 2005 were summarized as follows:

	As of December 31,
	2005	2004	2003

CNBJ	$733,038	$1,173,337	$106,458
CNGD	-	-	-

Total	$733,038	$1,173,337	$106,458

(b)

 Credit Risk

Financial instruments that potentially subject to credit risk consist principally of trade receivables. QTC believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. QTC does not generally require collateral from customers. QTC evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

BALANCE SHEETS

AS OF JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

		JUNE 30, 2006	DECEMBER 31, 2005
		(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents		$796,268	$636,539
Accounts receivable, net		868,981	965,031
Prepaid expenses and other current assets		383,981	147,440
Total current assets		2,049,230	1,749,010

Property and equipment, net		259,994	103,058
Intangible asset, net		312,916	349,717

TOTAL ASSETS		$2,622,140	$2,201,785

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities		$329,416	$39,103
Advances from customers		26,058	17,817
Income tax payable		32,447	-
Total current liabilities		387,921	56,920

Owners’ equity:
Registered capital of Renminbi 500,000 fully paid on September 17, 2003		60,386	60,386
Accumulated other comprehensive income		47,560	24,083
Statutory reserve		204,140	204,140
Retained earnings		1,922,133	1,856,256
Total owners' equity		2,234,219	2,144,865

TOTAL LIABLITIES AND OWNERS’ EQUITY		2,622,140	$2,201,785
	$

See accompanying notes to financial statements.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

STATEMENTS OF OPERATIONS (unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

 (Expressed in United States Dollar (“US$”))

	THE SIX MONTHS ENDED JUNE 30,
	2006	2005
REVENUES:
Agency services revenue	$595,835	$598,029
Enterprise internet phone solutions revenue	42,697	-
Total revenues	638,532	598,029

COST OF REVENUES:
Agency services	332,656	350,017
Enterprise internet phone solutions	1,937	-
Total cost of revenues	334,593	350,017

GROSS PROFIT	303,939	248,012

OPERATING EXPENSES:
Selling, general and administrative	119,557	99,143
Rental expense – related parties	22,337	7,398
Research and development costs	3,785	4,314
Depreciation and amortization	60,408	10,711
Total operating expenses	206,087	121,566

INCOME FROM OPERATIONS	97,852	126,446

OTHER INCOME:
Interest income	472	443

INCOME BEFORE INCOME TAXES	98,324	126,889

Income tax expense	(32,447)	-

NET INCOME	$65,877	$126,889

Other comprehensive income
Effect of foreign currency transactions	23,477	15,846
COMPREHENSIVE INCOME	$89,354	$142,735

See accompanying notes to financial statements.

EIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

STATEMENTS OF CASH FLOWS (unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

 (Expressed in United States Dollar (“US$”))

	THE SIX MONTHS ENDED,
	2006	2005
Cash flows from operating activities:
Net income	$65,877	$126,889
Adjustments to reconcile net income to net cash provided / (used) by operating activities:
Depreciation and amortization	60,408	10,711
Changes in assets and liabilities:
Accounts receivable, net	96,050	59,790
Prepaid expenses and other current assets	(236,541)	(44,528)
Accounts payable and accrued liabilities	290,313	(20,488)
Advances from customers	8,241	603
Income tax payable	32,447	-
Net cash provided by operating activities	316,795	132,977

Cash flows from investing activities:
Addition to property and equipment	(180,543)	(21,459)
Net cash used for investing activities	(180,543)	(21,459)

Cash flows from financing activities:
Proceeds from due to an owner	-	10,690
Net cash provided by financing activities	-	10,690

Foreign currency translation adjustment	23,477	15,846

NET INCREASE IN CASH AND CASH EQUIVALENTS	159,729	138,054

CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	636,539	192,032

CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$796,268	$330,086

Supplemental cash flows information:
Cash paid for interest	$-	$-

Non-cash transactions:
Comprehensive income	$23,477	$15,846

See accompanying notes to financial statements.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

1.

ORGANIZATION AND BUSINESS BACKGROUND

Beijing Quan Tong Chang Information Service Limited ("QTC") was incorporated in Beijing, the People’s Republic of China (“PRC”) on August 2, 2003 with a registered capital of $60,386. QTC is a telecommunication company focusing to provide telecommunication agency services and sale of self-developed enterprise internet phone solutions to customers in PRC.

QTC telecommunication agency services mainly focus in call time distribution and provide public phone users with access to China Netcom (Beijing) Corporation Limited (“CNBJ”) and China Netcom (Guangdong) Corporation Limited (“CNGD”) network via paid phones installed in universities, convenience shops and street corners which are managed but not owned by QTC. Both CNBJ and CNGD are subsidiaries of China Netcom (Group) Company Limited, one of the largest telecommunications carriers in PRC. QTC signed non-exclusive distribution agreement with CNBJ and CNGD to distribute their traditional fixed line call times and Voice Over Internet Protocol (“VoIP”) call times in the PRC. CNBJ and CNGD collect the tariff from the customers and then share the tariff fee with QTC.

QTC also provides enterprise internet phone solutions to its customers, mainly the commercial buildings located in PRC, including design and implementation of VoIP systems and purchasing and installation of VoIP hardware and software.

QTC is now developing a new business line, namely the international call forwarding services and the services will be put into commercial use during 2006.

2.

BASIS OF PRESENTATION

The accompanying unaudited financial statements as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. They do not include all of the information and footnotes for complete financial statements as required by GAAP. In management's opinion, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the six months ended June 30, 2006 and 2005 presented are not necessarily indicative of the results to be expected for the full year.  These financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto for the fiscal year ended December 31, 2005.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

•

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is QTC’s best estimate of the amount of probable credit losses in QTC’s existing accounts receivable. QTC determines the allowance based on historical write-off experience. QTC reviews its allowance for doubtful accounts on a regular basis. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. All other balances are reviewed on a pooled basis by industry. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. QTC does not have any off-balance-sheet credit exposure related to its customers.

As of June 30, 2006, QTC did not record an allowance for doubtful accounts, nor have there been any write-offs since inception.

•

Intangible Assets

QTC’s intangible assets relates to the international call forwarding system developed by an independent third party to enable substantial cost saving in international roaming charges. The system operates by means of forwarding the calls to a fixed-line or mobile number. The system is for internal use and gives QTC the ability to provide low costs international roaming services to mobile users of China Mobile Communications Corporation. QTC capitalizes the external cost incurred to develop this internal-use system by an engineering company at the application development stage and amortizes that cost over the estimated economic life of 5 years which is consistent with the expected life of a particular type of mobile phone.

An intangible asset that is subject to amortization shall be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

QTC evaluates recoverability of an intangible asset to be held and used by comparing the carrying amount of the intangible asset to the expected future net discounted cash flows resulting from its use and/or disposal. An intangible asset is considered to be impaired if its carrying amount is greater than the sum of its future net discounted cash flows resulting from its use. The impairment loss is measured as the amount by which the carrying amount of the intangible asset exceeds the fair value of the intangible asset calculated using a discounted cash flow analysis.

•

Research and Development Costs

Research and development costs are expensed when incurred. The major components of these research and development costs are the labor cost. Research and development costs amounted to $4,314 and $3,785 for the six months ended June 30, 2005 and 2006, respectively.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

•

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in owners’ equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

•

Income Taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28 “Interim Financial Reporting” and as interpreted by FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods”.  The Company has determined an estimated annual effect tax rate.  The rate will be revised, if necessary, as of the end of each successive interim period during the Company’s fiscal year to its best current estimate.

The estimated annual effective tax rate is applied to the year-to-date ordinary income (or loss) at the end of the interim period.

•

Foreign Currencies Translation

The functional currency of QTC is Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in owners’ equity.

QTC’s financial statements are translated into the reporting currency, the United States Dollar (“US$”), using exchange rates in effect at each year end for assets and liabilities and average exchange rates during each reporting year for the statements of operations. Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive losses in the stockholders’ equity.

•

Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with QTC’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. QTC operates in two principal business segments.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

•

Fair Value of Financial Instruments

The carrying value of QTC’s financial instruments, which include cash and cash equivalents, accounts receivables and payables, and amounts due from/to owners, approximate fair value due to the short maturities of those instruments.

•

Related Parties

For the purposes of these financial statements, parties are considered to be related to QTC if QTC has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where QTC and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

All material related party transactions have been disclosed in the disclosure note 4 to the financial statements.

•

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No.123R, "Share-Based Payment" ("SFAS 123R"). SFAS 123R revises FASB Statement No. 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005.  The adoption of SFAS 123R did not have a material impact on QTC's financial statements or results of operations. SFAS No. 123R permits public companies to adopt its requirements using one of two methods. A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date.  A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under SFAS No. 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of adoption. QTC has yet to determine which method to use in adopting SFAS No. 123R.

In November 2004, the FASB issued SFAS No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, QTC has adopted these provisions, if any, at the beginning of the fiscal year 2006.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on QTC's financial statements or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, QTC has adopted these provisions, if any, at the beginning of the fiscal year ended December 31, 2006.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for QTC for fiscal year begins after September 15, 2006. The adoption of

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

this standard is not expected to have a material effect on QTC’s results of operations or financial position.

3.

PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	As of June 30,	As of December 31,
	2006	2005

Deposit for leased lines	$323,487	$117,748
Prepayment to equipments	787	29,137
Prepaid expenses	57,321	-
Advances to staff	2,386	555

	$383,981	$147,440

4.

PROPERTY AND EQUIPMENT, NET

Property and equipment consist of:

	As of June 30,	As of December 31,
	2006	2005

Network and computer equipment	$106,266	$69,253
Office equipment	40,887	44,346
Furniture and fixtures	21,410	20,893
Leasehold improvement	146,472	-
	315,035	134,492

Less : accumulated depreciation	(55,041)	(31,434)
Plant and equipment, net	$259,994	$103,058

Depreciation expense for the six months ended June 30, 2006 and 2005 were $23,607 and $10,711, respectively.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

5.

INTANGIBLE ASSET, NET

Intangible asset as of June 30, 2006 represented as:

	As of June 30,	As of December 31,
	2006	2005
International call forwarding system development cost	$361,776	$361,776
Less : accumulated amortization	(48,860)	(12,059)
Intangible asset, net	$312,916	$349,717

Intangible asset represents the international call forwarding system development cost paid to a third party. The amortization period of these development costs is 5 years and the amortization expense for the six months ended June 30, 2006 and 2005 were $36,801 and $Nil, respectively.

6.

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities comprised of:

	As of June 30,	As of December 31,
	2006	2005

Accrued expenses	326,633	34,403
Welfare payable	2,765	4,700
Other levies payable	18	-

	$329,416	$39,103

7.

INCOME TAXES

QTC is subject to taxes in China. Pursuant to the PRC Income Tax Laws, QTC is generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).  According to “Inland Revenue Law No. [2002] 208 from Finance Department”, if an entity employed a required number of unemployed labor force for a term of three years, it will be eligible to claim a full exemption from EIT (from September 2003 to December 2005), business taxes, city

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

construction levy and education surcharge (from January 2004 to January 2007) for the whole three years period. QTC fulfill the criteria and their tax exemption claim was approved by the Beijing Local Taxation Bureau (Shunyi Branch). As a result, QTC enjoys a 3 years tax exemption from September 26, 2003 to December 31, 2005.

For the six months ended June 30, 2006, QTC generated an operating result and provided for $32,447 at a statutory rate of 33%.  As of June 30, 2006, income tax payable amounted to $32,447.

8.

RELATED PARTY TRANSACTIONS

	The Six Months Ended June 30,
	2006	2005

Office rental expenses charged by an owner of QTC	22,337	7,398

The office premises were leased to QTC at market rates. The term of the lease agreements is 2 years commencing from 2003 to 2005.

9.

OWNERS’ EQUITY

In accordance with the Articles of Association of QTC, the registered capital at the date of incorporation of August 2, 2003 was $60,386 (RMB500,000) which was fully paid up on September 17, 2003 in cash by the owners.

10.

CHINA CONTRIBUTION PLAN

Full-time employees of QTC are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. QTC is required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were $3,965 and $6,021 for the six months ended June 30, 2005 and 2006, respectively.

11.

STATUTORY RESERVES

QTC is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of its registered capital.

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

Appropriations to the statutory public welfare fund are at 5% to 10% of the after-tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. For the six months ended June 30, 2005 and 2006, the Company did not contribute to statutory surplus reserve and statutory public welfare fund, respectively. As of June 30, 2006, the balance of the statutory reserve amounted to $204,140 and an appropriation will be considered at fiscal year end.

12.

SEGMENT REPORTING

QTC operates in two reportable business segments that are determined based upon differences in products and services. QTC does not allocate any operating expenses or assets to its two business segments as management does not use this information to measure the performance of the operating segments. Certain costs of revenues are shared between business segments. These costs, including staff costs, bandwidth leasing charges and depreciation, were allocated to the telecommunication agency services and enterprise internet phone solutions segments in proportion to their gross margin contribution before the allocation of these costs. Also, no measures of assets by segment are reported and used by the chief operating decision maker. Hence, QTC has not made disclosure of total assets by reportable segment.

Summarized information by business segment for the six months ended June 30, 2005 and 2006 is as follows:

	The Six Months Ended June 30,
	2006	2005

REVENUES
Agency services	$595,835	$598,029
Enterprise internet phone solutions	42,697	-

GROSS PROFIT
Agency services	$263,179	$248,012
Enterprise internet phone solutions	40,760	-

BEIJING QUAN TONG CHANG INFORMATION SERVICE LIMITED

NOTES TO FINANCIAL STATEMENTS (unaudited)

JUNE 30, 2006

 (Expressed in United States Dollar (“US$”))

13.

COMMITMENTS AND CONTINGENCIES

Summary of the capital commitments as of June 30, 2006 is as follows:

2006

Telecommunications equipment:
Contracted but not provided for		$-
Authorized but not contracted for		[x]

Total	$	[x]

The capital commitment is related to the development cost in acquiring and installing telecommunications and network equipments for the international call forwarding project. The project is expected to commence in operation during 2006.

14.

SUBSEQUENT EVENTS

[On September 8, 2006, the owners of QTC entered into a Share Purchase Agreement (the “Agreement”) with the shareholders of Gold Profit (Asia) Group Limited (“Gold Profit”), incorporated in the British Virgin Island.  Pursuant to the Agreement, the owners of QTC agreed to transfer their 100% ownerships to Gold Profits for a [cash] consideration of RMB500,000 (equivalent to US$60,386).

Upon the completion of the Agreement, QTC became a wholly-owned foreign enterprise in the PRC.] – subject to timely and proper legal documents